EXHIBIT  --  10.3
                              CERTIFICATE OF MERGER

                                       OF

                        HISPANO TELEVISION VENTURES, INC.
                              (A TEXAS CORPORATION)

                                  WITH AND INTO

                       AMERICAN INDEPENDENT NETWORK, INC.
                            (A DELAWARE CORPORATION)


     The  undersigned  corporations  do  hereby  certify  that:

                                       I.

     Pursuant to an Agreement and Plan of Merger (the "Agreement of Merger") between Hispano Television Ventures, Inc., a Texas corporation ("HTV"), and American Independent Network, Inc. ("AIN") a Delaware corporation, HTV is to be merged with and into AIN.

                                       II.

     The Agreement of Merger was duly approved, adopted, certified, executed and acknowledged by each of HTV and AIN in accordance with the requirements of
Section  252  of  the  General  Corporation  Law  of  Delaware.

                                      III.

     The name of the surviving corporation of the merger is American Independent Network, Inc., which hereinwith shall be changed to Hispanic Television Network, Inc., a Delaware corporation.

                                       IV.

     The amendments or changes in the Certificate of Incorporation of American Independent Network, Inc., a Delaware corporation, which is the surviving corporation, that are to be effected by the merger are as follows:

(a) The First Article of the Certificate of Incorporation is amended to read in its entirety as follows:

"The  name  of  this  Corporation  is  Hispanic  Television  Network,  Inc."

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(b)     The  Fourth  Article  of  the Certificate of Incorporation is amended to read  in  its  entirety  as  follows:

"FOURTH:

(a) This Corporation is authorized to issue two classes of capital stock designated respectively "Common Stock" and "Preferred Stock" and referred to either as Common Stock or Common shares and Preferred Stock or Preferred shares, respectively.

(b) The number authorized of shares of Common Stock is 200,000,000 shares of common stock, par value $.01 per share. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable.

(c) The number authorized of shares of Preferred Stock is 20,000,000 shares of preferred stock, par value $.01 per share. The Preferred shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted or imposed upon any wholly unissued series of Preferred shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number or shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares in any such series subsequent to the issue of shares of that series.

                                       V.

     An executed copy of the Agreement of Merger is on file at the principal place of business of the Surviving Corporation located at 6125 Airport Freeway, Suite 200, Haltom City, Texas 76117.

                                       VI.

     An executed copy of the Agreement of Merger will be furnished by the Surviving Corporation on request without cost, to any shareholder of any constituent corporation.

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                                      VII.

     The authorized capital stock of HTV consists of 75,000,000 shares consisting of (i) 50,000,000 shares of common stock with $.001 par value and 25,000,000 shares of preferred stock, with $.001 par value.

                                      VIII.

     The Agreement of Merger was duly authorized by all action required under the laws of the State of Texas and by HTV's constituent documents.

                                       IX.

     The Agreement of Merger was duly authorized by all action required under the laws of the State of Delaware and by AIN's constituent documents.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed by the duly authorized officers of AIN and HTV on this 13th day of December, 1999.

                                HISPANO  TELEVISION  VENTURES,  INC.,
                                a  Texas  corporation


                                By:  /s/  P/  Alan  Luckett
                                     ----------------------------
                                     Alan  Luckett
                                Title:  Chief  Executive  Offcier


                                AMERICAN  INDEPENDENT  NETWORK,
                                INC.,  a  Delaware  corporation


                                By:  /s/ Randy  Moseley
                                     ----------------------------
                                     Randy  Moseley
                                Title:  Chief  Financial  Officer


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